UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2024

Unicoin Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5224	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Ave South 16065 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 216-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 Par Value per Share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 9, 2024, Unicoin Inc. (the “Company”) detected an unknown threat actor had gained access to the Company’s Google G-Suite account and changed passwords of all users of the Company’s G-Suite products (i.e., G-Mail, G-Drive and other related G-Suite functionality), thereby denying access to all users having an “@unicoin.com” email address (the “Event”). On or about August 13, 2024, the Company was able to remove the threat actor’s access to the G-Suite accounts and restore access to its internal users. The Company is examining the information accessed to determine and mitigate the impact of the Event. The Company also continues to investigate the extent of the Event, and the following details are known at the time of this Current Report:

1.	Unauthorized access to corporate G-Suite services was gained by unknown persons.

2.	During a personal check of corporate users of internal services, discrepancies were found in the personal data of employees and/or contractors in the Company’s accounting department.

3.	Traces of hacked messages and email accounts of certain managers of the Company were found.

4.	Traces of identity forgery of one of the contractors of the Company were found and such contractor subsequently was terminated.

As of the date of this Current Report, the Event has not had a material impact on the Company’s financial condition or results of operations. No traces of loss of any of the Company’s cash or crypto assets have been found. The Company has not yet conclusively determined whether the incident is reasonably likely to materially impact the Company’s financial condition or results of operations or have any other material adverse effects. Should the Company make a determination that the Event is material, such determination shall be included in a future report or in amendment to this Current Report.

Certain statements in this Current Report on Form 8-K may contain forward-looking statements, which are any predictions, projections or other statements about future events based on current expectations and assumptions that are subject to risks and uncertainties, which are set forth in the Company’s periodic filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made and include any statement that does not directly relate to any historical or current fact.. Forward-looking statements reflect the views and assumptions of management as of the date of communication with respect to future events. The Company undertakes no duty, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations, future events or other factors. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICOIN INC.

By:	/s/ Richard Devlin
Name:	Richard Devlin
Title:	Senior Vice President and General Counsel

Dated: August 15, 2024

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